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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                                   0-16715
                            ----------------------
                            COMMISSION FILE NUMBER

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                              SEPTEMBER 22, 1995
                            ----------------------
                                DATE OF REPORT
                      (DATE OF EARLIEST EVENT REPORTED)


                         PHONETEL TECHNOLOGIES, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                OHIO                                     34-1462198
        ------------------------                ---------------------------
        (STATE OF INCORPORATION)                (I.R.S. IDENTIFICATION NO.)


                              1127 EUCLID AVENUE
                           650 STATLER OFFICE TOWER
                          CLEVELAND, OHIO 44115-1601
               -----------------------------------------------
             ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES

                                (216) 241-2555
                         ---------------------------
                        REGISTRANT'S TELEPHONE NUMBER

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                                     PART I



ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS



On September 22, 1995, the Registrant entered into an Agreement and Plan of Merger (the "Agreement") with its wholly owned subsidiary, PhoneTel II Inc., a Missouri corporation ("PhoneTel II") and World Communications, Inc., a Missouri corporation ("WCI") wherein WCI was merged with and into PhoneTel II (the "Merger"). Pursuant to the Merger the Shareholders of WCI received, in the aggregate, 2,415,001 shares of Registrant's Common Stock, $.01 par value and 530,534 shares of Registrant's 10% Non-Voting Preferred Stock in exchange for all the outstanding WCI Common Shares. The Merger consideration was determined as a result of arms length negotiations between unrelated parties.

The assets of WCI (the "Acquired Assets") consisted of approximately 3,200 pay telephones installed on locations, together with enclosures, inventory of uninstalled pay telephones, parts, vehicles, computers and contracts pursuant to which the acquired pay telephones are installed in property owned by others. The Registrant will continue to operate WCI's business in substantially the same manner as it was operated by WCI.

ITEM 5.      OTHER EVENTS

At a Board of Directors meeting held on September 21, 1995, the Registrant accepted the resignations of board members Bernard Mandel, Jerry Burger and Lonzo Coleman. The Board of Directors also accepted the resignations of Mr. Mandel from his positions as Chief Operating Officer, President and Secretary and Mr. Burger from his position as Chief Executive Officer of the Registrant. The Board of Directors also nominated and approved the election of Joseph Abrams, Stuart Hollander, Aron Katzman and Steven Richman to serve on the Board of Directors until the next meeting of shareholders.

Messrs. Katzman and Hollander were previously officers of WCI. Messrs. Abrams and Richman are investors of Registrant.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

Registrant herein states that it is impracticable to provide at the time of this filing all of the requisite financial information to accompany this Current Report on Form 8-K pursuant to the Rules and Regulations of The Securities and Exchange Act of 1934. Registrant has attached the Consolidated Financial Statements with Supplemental Material for WCI for
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the years ended December 31, 1994 and 1993. Registrant has commenced the preparation of the remainder of the requisite financial statements and pro forma information and anticipates that this Report will be supplemented by amendment to include said statements when prepared within the time permitted by the aforementioned Rules and Regulations.

             Exhibits
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(a)          Financial Statements of Business Acquired:

             1.    World Communications, Inc.
                   Consolidated Financial Statements with Supplemental Material Years Ended December 31, 1994 and 1993

             2.    World Communications, Inc.
                   Consolidated Financial Statements and Schedules Years Ended December 31, 1993 and 1992

(b)          Pro Forma Financial Information:

                   No pro forma financial information submitted

(c)          Other Exhibits:

             1.          Agreement and Plan of Merger

             2.          Amendment to Agreement and Plan of Merger
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                PHONETEL TECHNOLOGIES, INC.
                                                    (Registrant)


Date: October 10, 1995                          /s/ Daniel J. Moos
-----------------------------                   ----------------------------

                                                Daniel J. Moos
                                                Executive Vice President,
                                                Treasurer and
                                                Chief Financial Officer